UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 18, 2004



                              WCA WASTE CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                      000-50808              20-0829917
(State or other jurisdiction of        (Commission           (IRS Employer
        incorporation)                 File Number)        Identification No.)




      One Riverway, Suite 1400                                     77056
           Houston, Texas                                        (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code: (713) 292-2400



                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

     On August 18, 2004, WCA Waste Corporation issued a press release announcing the acquisition of a small collection company located outside of Springfield, Missouri. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

     Exhibit 99.1 WCA Waste Corporation Press Release, dated August 18, 2004, announcing the acquisition of a small collection company located outside of Springfield, Missouri.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     WCA WASTE CORPORATION


Date: August 18, 2004                /s/ CHARLES A. CASALINOVA
                                     -------------------------
                                         Charles A. Casalinova
                                         Senior Vice President and Chief
                                         Financial Officer

                                  EXHIBIT INDEX


     Exhibit        Description
     --------       -----------
       99.1         WCA Waste Corporation Press Release,  dated August 18, 2004, announcing the acquisition of a small collection company located outside of Springfield, Missouri.